SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2002

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-65554	13-3460894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eleven Madison Avenue

New York, New York 10010

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Not Applicable

_____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

This Current Report on Form 8-K is being filed for the purposes of filing certain opinions of McKee Nelson LLP, counsel to the Registrant, in connection with the proposed offering of the CIT Home Equity Loan Trust 2002-2, Home Equity Loan Asset Backed Certificates, Series 2002-2.

Item 7.

Financial Statements, Pro Forma Financial

Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of McKee Nelson LLP.

         8.1      Tax Opinion of McKee Nelson LLP

         23.1     Consent of McKee Nelson LLP (included in Exhibits 5.1 and 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

By:  /s/Kari S. Roberts

Name:

Kari S. Roberts

Title:

Vice President

Dated:  June 19, 2002

Exhibit Index

Exhibit

Page

5.1    Legality Opinion of McKee Nelson LLP

   4

8.1    Tax Opinion of McKee Nelson LLP

   6

23.1   Consent of McKee Nelson LLP (included in Exhibits 5.1 and 8.1)

   5, 7